SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check  the  appropriate  box:
/ X /     Preliminary  Information  Statement
/   /     Confidential,  for  Use  of the Commission Only (as permitted by Rule
           14c-5(d)(2))
/   /     Definitive  Information  Statement

                          TANGIBLE ASSET GALLERIES, INC.
                _________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

/ X /      No  fee  required.
/   /      Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and
           0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:
________________________________________________________________________________
     2)     Aggregate  number  of  securities  to  which  transaction  applies:
________________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
     4)     Proposed maximum aggregate value of transaction:
________________________________________________________________________________
     5)     Total  fee  paid:

/   /      Fee  paid  previously  with  preliminary  materials.
/   /      Check  box  if  any part of the fee is offset as provided by Exchange
          Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:
________________________________________________________________________________
     2)     Form,  Schedule  or  Registration  Statement  No.:
________________________________________________________________________________
     3)     Filing  Party:
________________________________________________________________________________
     4)     Date  Filed:
________________________________________________________________________________

                         TANGIBLE ASSET GALLERIES, INC.
                                  3444 VIA LIDO
                             NEWPORT BEACH, CA 92663

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of Tangible Asset Galleries, a Nevada corporation (the "Company"), in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's common stock (the "Voting Capital Stock") of proposals (the "Proposals") to:

     (i) approve an amendment (the "Articles Amendment") to the Articles of Incorporation to increase the authorized capital stock to 265,000,000 shares from 115,000,000 shares, which will include an increase of the authorized shares of common stock, par value $0.001 per share, to 250,000,000 shares from 100,000,000 shares. The number of authorized shares of preferred stock, par value $0.001 per share will remain at 15,000,000 shares; and

     (ii) approve an amendment (the "Bylaws Amendment") to the Company's Bylaws reducing the number of authorized Directors from seven (7) to five (5). Both the Articles Amendment and the Bylaws Amendment shall collectively be referred to as the "Amendments."

     The Company recently entered into a financing agreement with an unrelated third party for an equity investment in the Company (as described below). In order to provide for such investment, the Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of common stock in an amount adequate to provide for current and future needs. Additionally, as a result of the recent resignations of two of the Company's directors, and to accommodate the terms of the financing, the Board and a majority of the stockholders of the Company believe it advisable to reduce the number of authorized Directors to five (5).

     This information statement is being first sent to stockholders on or about May 27, 2002. The Company anticipates that the Amendments will become effective on or about June 17, 2002.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTE  REQUIRED

     The vote which was required to approve the Proposals was the affirmative vote of the holders of a majority of the Company's Voting Capital Stock. Each holder of common stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of common stock of the Company, and for determining stockholders entitled to vote, is the close of business on March 27, 2002 (the "Record Date"). As of the Record Date, the Company had outstanding 41,211,463 shares of common stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Stock Transfer Agency of Lake Tahoe.

VOTE  OBTAINED  -  SECTION  78.320  OF  THE  NEVADA  GENERAL  CORPORATION  LAW

     A written consent in lieu of a meeting of Stockholders of the Corporation (the "Consent to Action") adopting and approving the Amendments has been executed by the holders of a majority of the outstanding shares of common stock of the Company. The written consent taken pursuant to Section 78.320 of the Nevada General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.

     All necessary corporate approvals in connection with the matters referred to herein have been obtained. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities and Exchange Act of 1934 ("Exchange Act")and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the Consent to Action and the approval of the matters thereunder will be effective 20 calendar days following the mailing of this Information Statement. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                       PROPOSAL TO INCREASE THE AUTHORIZED
                          CAPITAL STOCK OF THE COMPANY
GENERAL

     On March 27, 2002 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to increase the authorized capital stock to 265,000,000 shares from 115,000,000 shares, which will include an increase of the authorized shares of common stock, par value $0.001 per share, to 250,000,000 shares from 100,000,000 shares. The number of authorized shares of preferred stock, par value $0.001 shall remain at 15,000,000 shares. On March 27, 2002, the Proposal was approved by written consent of a holders of a majority of the Company's Voting Stock.

INCREASE  IN  AUTHORIZED  CAPITAL  STOCK

     The Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to increase the authorized capital stock from 115,000,000 shares to 265,000,000 shares by virtue of an increase in the authorized shares of common stock to 250,000,000 shares from 100,000,000 shares. The number of authorized shares of preferred stock, par value $0.001 shall remain at 15,000,000 shares. The Board of Directors has fixed the close of business on March 27, 2002 as the record date for the determination of stockholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 41,211,463 shares of common stock held by approximately 200 stockholders of record. A copy of the Company's proposed Articles of Amendment effectuating the increase is attached hereto as Appendix A.

     The Company recently entered into a financing agreement for the sale of 3,000,000 shares of a newly created Series B $1.00 convertible preferred stock ("Series B Convertible Preferred") and three warrants, each to purchase 10,000,000 shares of common stock of the Company (the "Warrants") to an unrelated third-party investor, which will result in gross proceeds of $3,000,000 to the Company. Each share of the Series B Convertible Preferred would have no dividends but be convertible into 10 shares of common stock of the Company at the option of the holder. The Warrants are exercisable for five years at the option of the holder with exercise prices of $0.10, $0.15 and $0.25 per share, respectively. Additionally, the financing agreement provided for the sale of 400,000 shares of the Series B Convertible Preferred and 7,000 shares of Series C $100 9 % Redeemable Convertible preferred stock (the "Series C Convertible Preferred") to the Company's Chief Executive Officer and Chairman, Mr. Silvano DiGenova in exchange for $700,000 owed to Mr. DiGenova by the Company. The Series C Convertible Preferred is convertible into shares of common stock at the rate of $0.22 per share.

Accordingly, the proposed Series B Convertible Preferred, Series C Convertible Preferred and Warrants are convertible into up to 67,181,818 shares of the Company's common stock. In order to provide sufficient amounts of authorized common stock in the potential event of such conversion, the Board of Directors of the Company believe it necessary and in the best interests of the Company to increase the number of authorized shares of common stock. Additional details regarding the financing are contained within the Company's Current Report on Form 8-K filed with the Commission on or about April 15, 2002.

     The additional shares also will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by the increase in authorized common as described in this Information Statement. In the judgment of the Board of Directors, this increase is necessary in order to carry out the Company's business objectives.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The Amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

                          PROPOSAL TO AMEND THE BYLAWS
                            TO DECREASE THE NUMBER OF
                          AUTHORIZED DIRECTORS TO FIVE

GENERAL

     On March 27, 2002 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Bylaws decreasing the number of authorized directors from seven (7) to five (5). On March 27, 2002, the Proposal was approved by written consent of a holders of a majority of the Company's common stock.

AMENDMENT  TO  BYLAWS

     The Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article II, Section 2 of the Company's Bylaws reducing the number of authorized directors to five. The Board of Directors has fixed the close of business on March 27, 2002 as the record date for the determination of stockholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 41,211,463 shares of common stock held by approximately 200 stockholders of record. As a result, Article II Section 2 of the Corporation's Bylaws shall be amended to read as follows:

     "Section 2. Number of Directors. The authorized number of Directors of the Corporation shall be five (5) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws, adopted by the vote or written consent of Stockholders entitled to exercise majority voting power as provided in the Act."

     A copy of the Company's proposed Amendment to the Bylaws is attached hereto as Appendix B. Previously, Richard Viola and Yvonne E. Wong Chester, Robert Escobio, and Arthur Marcus, four directors of the Company resigned as of February 8, 2002, February 28, 2002, April 10, 2002 and April 10, 2002,
respectively. Currently, there remains two directors on the Company's Board. As described above, the Company recently entered into a financing agreement with an unrelated third party relating to an equity investment in the Company. In order to facilitate certain terms of that financing, the Board of Directors is believe it necessary and in the best interests of the Company to reduce the size of the Company's board to five (5) members.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The Bylaw Amendment will become effective approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of March 27, 2002, by (a) each beneficial owner of more than 5% of the Company's common stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                   Amount and
Title of                                                           Nature of   Percent of
Class                      Name and Address of Beneficial Owner1   Beneficial  Class2
                                         Ownership2
-----------                --------------------------------------  ----------  ----------
                           Silvano DiGenova3
Common                     3444 Via Lido
Stock                      Newport Beach, CA 92663                 16,883,274    43.3%

                           Michael R. Haynes4
Common                     3444 Via Lido
Stock                      Newport Beach, CA 92663                     75,000      <1%

                           Richard Viola5
Common                     13 Excalibur Lane
Stock                      Nesconset, NY 11767                      1,148,078     3.1%

                           Robert Escobio6
Common                     4101 Albambra Circle
Stock                      Coral Gables, FL 33146                     848,750     2.3%

                           Yvonne E. Wong Chester7
Common                     3444 Via Lido
Stock                      Newport Beach, CA 92663                      9,000      <1%

                           Arthur Marcus8
Common                     101 E. 52nd Street
Stock                      New York, NY  10022-6018                         0       0%

                           Steven Bayern9
Common                     Five Cedarwood Court
Stock                      Laurel Hollow, NY 11791                  3,266,648     8.7%

                           Patrick Kolenick10
Common                     35 Elizabeth Drive
Stock                      Laurel Hollow, NY 11743                  3,266,648     8.7%

                           Andrew M. Denis11
Common                     11 Fairwind Court
Stock                      Northport, NY 11768                      2,325,593     6.2%

                           Tonni Giovanetti12
Common                     11 Fairwind Court
Stock                      Northport, NY 11768                      2,340,312     6.2%

Common                     All Directors and Officers as a group
Stock                      (six persons)                           18,964,102    47.4%

1) Except as set forth above, the address of each individual is 3444 Via Lido, Newport Beach, California 92663.

2) Based upon information furnished to the Company by the directors and executive officers or obtained from the Company's stock transfer books. The Company is informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of March 27, 2002, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

3) Includes 1,500,000 shares of Common Stock issuable upon the exercise of warrants that are currently exercisable or exercisable within the next 60 days.

4) Consists of 75,000 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable at any time within the next 60 days. at any time until September 8, 2008. Does not include 225,000 shares of common stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

5) Includes 80,144 shares of common stock issuable upon the exercise of warrants that are currently exercisable or exercisable within the next 60 days. Does not include 300,000 shares of common stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

6) Includes: (a) 272,830 shares of common stock owned by Aquila Airways, Inc., a corporation in which Mr. Escobio is an officer and stockholder; (b) 95 shares of common stock owned by Capital Investment Services, Inc. (the Placement Agent), a corporation in which Mr. Escobio is a principal; (c) 31,711 shares of common stock issuable upon the exercise of warrants owned by Mr. Escobio, which are currently exercisable or exercisable within the next 60 days; (d) 100,000 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Escobio, which are currently exercisable or exercisable within the next 60 days; (e) 20,550 shares of common stock issuable upon the exercise of warrants owned by Aquila Airways, Inc., which are currently exercisable or exercisable within the next 60 days; and (f) 8 shares of common stock issuable upon the exercise of warrants owned by Capital Investment Services, Inc., which are currently exercisable or exercisable within the next 60 days. Does not include 150,000 shares of common stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

7) Includes 9,000 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days. Does not include 51,000 shares of common stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

8) Does not include 60,000 shares of common stock with respect to options exercisable at dates in excess of 60 days from the date hereof.

9) Includes: (a) 2,909,435 shares of common stock owned by Cyndel & Co., Inc. (Cyndel), a corporation in which Mr. Bayern is a stockholder and officer; (b) 16,156 shares of common stock owned by Win Capital Corp. ("Win"), a corporation in which Mr. Bayern is a principal; (c) 8,462 shares of common stock issuable upon the exercise of warrants owned by Mr. Bayern, which are currently exercisable or exercisable within the next 60 days; (d) 218,340 shares of common stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within the next 60 days; and (e) 1,102 shares of Common Stock issuable upon the exercise of warrants owned by Win, which are currently exercisable or exercisable within the next 60 days.

10) Includes: (a) 2,909,435 shares of Common Stock owned by Cyndel, a corporation in which Mr. Kolenick is a stockholder and officer; (b) 16,156 shares of Common Stock owned by Win, a corporation in which Mr. Kolenick is a principal; (c) 8,462 shares of Common Stock issuable upon the exercise of warrants owned by Mr. Kolenick, which are currently exercisable or exercisable within the next 60 days; (d) 218,340 shares of common stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within the next 60 days; and (e) 1,102 shares of common stock issuable upon the exercise of warrants owned by Win, which are currently exercisable or exercisable within the next 60 days.

11) Includes 162,343 shares of Common Stock issuable upon the exercise of warrants currently exercisable or exercisable within the next 60 days.

12) Includes 163,370 shares of Common Stock issuable upon the exercise of warrants currently exercisable or exercisable within the next 60 days.


                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /s/ Silvano DiGenova
                              ____________________________________
                              Silvano  DiGenova
Director,  Chairman
May 16,  2002
Newport  Beach,  California

                                  APPENDIX - A

                         CERTIFICATE  OF  AMENDMENT  OF
                            ARTICLES OF INCORPORATION
                                       OF
                         TANGIBLE ASSET GALLERIES, INC.
                            (After Issuance of Stock)

     I, the undersigned President and Secretary, respectively, of Tangible Asset Galleries, Inc., a Nevada corporation, do hereby certify:

1. That the Board of Directors of said corporation, as of March 27, 2002, unanimously adopted a resolution to amend the articles as follows:

     Article Fourth of the Articles of Incorporation of this corporation, originally filed on August 30, 1995, is hereby amended to read as follows:
                                      ____

"4. A. The corporation is authorized to issue two classes of shares of $0.001 par value capital stock, which classes shall be designated "Common Stock" and "Preferred Stock," respectively. The corporation shall have the authority to issue a total of 250,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock.

     B.  The  Preferred  Stock  may  be  issued from time to time in one or more series.  The  Board  of Directors of this Corporation is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the designation and number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the
Board of Directors providing for the issue of such shares and as may be permitted by the Nevada Revised Statues. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolutions originally fixing the  number  of  shares  of  such  series."
                                      ____

2. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 41,211,463; that the said changes and amendment have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.


________________________________               _____________________________
Michael  R.  Haynes                            Silvano  DiGenova
President                                      Secretary

                                  APPENDIX - B

                           CERTIFICATE OF AMENDMENT TO
                                     BYLAWS
                                       OF
                         TANGIBLE ASSET GALLERIES, INC.

     I, the undersigned President and Secretary, respectively, of Tangible Asset Galleries, Inc., a Nevada corporation, do hereby certify:

     1. That the Board of Directors of said corporation, as of March 27, 2002, unanimously adopted a resolution to amend Article II Section 2 of the Corporation's Bylaws shall be amended to read as follows:

     "Section 2. Number of Directors. The authorized number of Directors of the Corporation shall be five (5) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws, adopted by the vote or written consent of Stockholders entitled to exercise majority voting power as provided in the Act."

                                   ___________

     2. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Bylaws is 41,211,463; that the said changes and amendment have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.


________________________________               _____________________________
Michael  R.  Haynes                            Silvano  DiGenova
President                                      Secretary